Filed Pursuant to Rule 497(k)

Registration No. 033-01719

THE GABELLI ASSET FUND

Supplement dated November 4, 2025

to

Summary Prospectus dated April 30, 2025, as supplemented and amended to date

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”), dated April 30, 2025, of The Gabelli Asset Fund (the “Fund”). Unless otherwise indicated, all other information included in the Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Summary Prospectus.

Addition of Portfolio Managers

Effective November 3, 2025, Lieutenant Colonel G. Anthony (Tony) Bancroft, USMCR, Mr. Howard F. Ward, Mr. John Belton, Mr. Justin Bergner, Mr. Sergey Dluzhevskiy, Mr. Ian Lapey, Mr. Gustavo Pifano and Mr. Macrae Sykes have been added to the portfolio management team for the Fund. To reflect these changes, the following paragraph replaces the disclosure in the section entitled “Management – The Portfolio Managers”:

The Portfolio Managers. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as portfolio manager of the Fund since its inception on January 22, 1986. Mr. Kevin V. Dreyer, Managing Director and Co-Chief Investment Officer of the Value Team of GAMCO Investors, Inc. and a portfolio manager of the Adviser, has served as a portfolio manager of the Fund since September 1, 2009. Mr. Christopher Marangi, Managing Director and Co-Chief Investment Officer of the Value Team of GAMCO Investors, Inc. and a portfolio manager of the Adviser, has served as a portfolio manager of the Fund since December 1, 2010. Mr. Brian C. Sponheimer, Senior Vice President of GAMCO Investors, Inc. and a portfolio manager of the Adviser, has served as a portfolio manager of the Fund since July 1, 2019. Ms. Sarah Donnelly and Ms. Melody Bryant, portfolio managers of the Adviser, have served as portfolio managers of the Fund since January 1, 2020. Mr. Ashish Sinha, portfolio manager of the Adviser and Assistant Vice President of GAMCO Asset Management (UK) Limited, has served as a portfolio manager of the Fund since February 1, 2023. Mr. Hendi Susanto, Mr. Alec Boccanfuso and Mr. Simon Wong, portfolio managers of the Adviser, have served as portfolio managers of the Fund since July 1, 2024. Lieutenant Colonel G. Anthony (Tony) Bancroft, USMCR, Mr. Howard F. Ward, Mr. John Belton, Mr. Justin Bergner, Mr. Sergey Dluzhevskiy, Mr. Ian Lapey, Mr. Gustavo Pifano and Mr. Macrae Sykes have served as portfolio managers of the Fund since November 3, 2025.

Please refer to the Fund’s Prospectus and Statement of Additional Information for additional information about the Fund’s portfolio management team.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE